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                                                                   EXHIBIT 10.18


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                        T & W FUNDING COMPANY IV, L.L.C.






                           --------------------------

                             NOTE PURCHASE AGREEMENT

                            Dated as of July 28 1995

                           --------------------------











              Re:                         Lease-Backed Notes
                      Series 1995-1 (Issuable in Tranches)



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                                      TABLE OF CONTENTS

SECTION                           HEADING                                    PAGE
-------                           -------                                    ----


Parties......................................................................   1


SECTION 1.            PROPOSED FINANCING ....................................   1


SECTION 2.            DESCRIPTION OF NOTES ..................................   2


SECTION 3.            SALE OF NOTES .........................................   2


SECTION 4.            HOME OFFICE PAYMENT ...................................   2


SECTION 5.            REPRESENTATIONS OF THE ISSUER .........................   3


SECTION 6.            REPRESENTATIONS OF THE PURCHASER ......................   3


SECTION 7.            PURCHASER'S CLOSING CONDITIONS ........................   4


SECTION 8.            EXPENSES AND TAXES ....................................   4


SECTION 9.            FACILITY FEE ..........................................   5


SECTION 10.           SUCCESSORS AND ASSIGNS ................................   5


SECTION 11.           SURVIVAL OF COVENANTS AND REPRESENTATIONS .............   5


SECTION 12.           SEVERABILITY ..........................................   6


SECTION 13.           COMMUNICATIONS AND NOTICES ............................   6


SECTION 14.           LAW GOVERNING .........................................   6


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
SECTION 15.           COUNTERPARTS ..........................................   6


SECTION 16.           HEADINGS AND TABLE OF CONTENTS ........................   6


Signature....................................................................   7

ATTACHMENTS TO NOTE PURCHASE AGREEMENT:

Schedule I     --  Name and Address of Purchaser

Exhibit A      --  Closing Certificate of Issuer


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                        T & W FUNDING COMPANY IV, L.L.C.
                              6416 16th Street East
                            Tacoma, Washington 98424


                             NOTE PURCHASE AGREEMENT


                       Re:            Lease-Backed Notes
                      Series 1995-1 (Issuable in Tranches)



                                                                     Dated as of
                                                                   July 28, 1995
TLC Investment Trust
c/o Bank America Trust & Banking Corporation
(Cayman) Ltd.
Fort Street Grand Cayman BWI
Cayman Islands,
British West Indies

Ladies and Gentlemen:

        T & W FUNDING COMPANY IV, L.L.C., a special purpose limited liability company (the "Issuer"), agrees with you as follows:


SECTION 1. PROPOSED FINANCING.


        The Issuer wishes to obtain financing and proposes to offer and sell its Lease-Backed Notes, Series 1995-1 (Issuable in Tranches) (the "Notes"). The Notes are to be issued in tranches (each, a "Tranche"), from time to time during the Funding Period, pursuant to the Indenture dated as of July 1, l995 (the "Indenture") to be entered into by the Issuer, T & W Leasing, Inc., a Washington corporation, as Servicer (the "Servicer") and Norwest Bank Minnesota, National Association, as Indenture Trustee (in such capacity, the "Indenture Trustee") and as Back-up Servicer (in such capacity, the "Back-up Servicer"). A Tranche of Notes shall only be issued upon the execution and delivery by the Issuer of a Funding Report. The Issuer proposes to secure the Notes by, among other things, a pledge of all of its rights, title and interests, in and to certain Lease Receivables, Lease Contracts and Equipment (the "Collateral"), as more fully described in the Indenture. The Collateral will be acquired from T & W Finance Corp. III, T & W Finance Corp. IV and T & W Finance Company V, L.L.C. (the

"Sellers"), pursuant to the Contribution Agreement dated as of the date hereof between the Sellers, as sellers, T & W Leasing, Inc. and the Issuer, as purchaser.

SECTION 2. DESCRIPTION OF NOTES.

        The Issuer will authorize the issue and sale of its Lease-Backed Notes, Series 1995-1 (Issuable in Tranches) in a principal amount not to exceed $70,000,000 outstanding. Each Tranche of Notes will be dated as of its respective Delivery Date, will bear interest from such date until its maturity at the rate set forth in the applicable Funding Report, payable monthly on the twentieth day of each calendar month in each year (commencing on the date set forth in the applicable Funding Report), and will be otherwise substantially in one of the forms included in the Indenture. Interest on a Tranche of Fixed Rate Notes will be computed on the basis of a 360- day year of twelve 30-day months, and interest on a Tranche of Floating Rate Notes will be computed on the basis of a 360-day year and the actual number of days elapsed. The term "Notes" as used herein shall include each Note issued under the Indenture. You are hereinafter sometimes referred to as the "Purchaser." Capitalized terms used and not otherwise defined herein shall, unless the context otherwise requires, have the respective meanings set forth in the Indenture.

SECTION 3. SALE OF NOTES.

        Subject to the terms and conditions herein contained and on the basis of the representations and warranties hereinafter set forth, the Issuer agrees to issue and sell to you, and you agree to purchase up until July 15, 1996 from the Issuer on the dates specified in the first sentence of the immediately succeeding paragraph, Notes in an amount so that the aggregate amount outstanding does not exceed $70,000,000.

        The Notes purchased by you (i) with respect to the initial Tranche will be delivered to you on such date, not later than July 28, 1995 (the initial "Delivery Date"), and (ii) with respect to each subsequent Tranche as the Issuer shall specify to you by at least 10 Business Days prior written notice (or such shorter period as is agreed to by you and the Insurer). Delivery of the Notes on each Delivery Date will be made at the offices of IBJ International PLC, Bracken House, One Friday Street, London EC4M 9JA. Attention: Julie Tyler, Custody Officer, in the TLC Investment Trust Custody Account, against payment therefor in Federal or other funds current and immediately available at the office of Norwest Bank Minnesota, National Association, ABA No. 091000019, Clearing Account No. 10-38-377, further credit to ____________ at 11:00 o'clock A.M., Central Time, on each Delivery Date. The Notes purchased by you will be delivered to you on each Delivery Date in the form of a single registered Note in the principal amount then to be purchased by you (unless different


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denominations are specified by you), registered in your name or in the name of your nominee, all as you may specify at any time prior to the date fixed for delivery.

SECTION 4. HOME OFFICE PAYMENT.

        Notwithstanding any contrary provision contained in the Indenture or in any Note, the Issuer will pay or cause the Indenture Trustee to pay all sums becoming due on each Note registered in your name at the address and in the manner set forth in Schedule I hereto or at such other address as you or your successors and assigns shall from time to time designate by written notice to the Issuer or the Indenture Trustee.

SECTION 5. REPRESENTATIONS OF THE ISSUER.

        The Issuer represents and warrants that all representations set forth in the Closing Certificate attached hereto as Exhibit A are true and correct in all respects as of the date hereof, and on each subsequent Delivery Date, and are incorporated herein by reference with the same force and effect as though herein set forth in full.

SECTION 6. REPRESENTATIONS OF THE PURCHASER.

        You represent and warrant to the Issuer that on each Delivery Date:

                (a) Status. You (or the account(s) as to which you exercise sole investment discretion) are an "Accredited Investor" within the meaning of the term as defined in Rule 501(a)(1)-(3) of the Securities Act of 1933, as amended, and you have such knowledge and experience in financial and business matters that you are capable of evaluating the merits and risks of an investment in the Notes.

                (b) Purpose. You represent, and in entering into this Agreement the Issuer understands, that you are acquiring the Notes for the purpose of investment and not with a view to the distribution thereof, and that you have no present intention of selling, negotiating or otherwise disposing of the Notes; it being understood, however, that the disposition of your property shall at all times be and remain within your control.

                (c) Rule 144A Purchaser. You represent that you are familiar with the provisions of Rule 144A ("Rule 144A") under the Securities Act of 1933 (the "Act"), that you are a "qualified institutional buyer," as defined in Rule 144A and further, that you are aware that the Issuer may rely on the exemption from the registration requirements of the Act provided by Rule 144A. You further acknowledge that you have



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        (i) received such information regarding the Issuer of the Notes as you as Purchaser may require pursuant to Rule 144A or (ii) you have determined not to request such information.

                (d) Organization and Good-standing. The Purchaser is a trust duly organized, validly existing and in good standing under the law of the Cayman Islands.

                (e) Authorization. The Purchaser has the power, authority and legal right to execute, deliver and perform this agreement and the execution, delivery and performance of this agreement have been duly authorized by the Purchaser.

                (f) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms except that, (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefore may be brought, whether proceeding at law or in equity.

                You further represent that either: (1) no part of the funds to be used by you to purchase the Notes constitutes assets allocated to any separate account maintained by you; (2) no part of the funds to be used by you to purchase the Notes constitutes assets allocated to any separate account maintained by you such that the application of such funds constitutes a prohibited transaction under Section 406 of the Employee Retirement Income Security Act of l974, as amended ("ERISA"); or (3) all or a part of such funds constitute assets of one or more separate accounts, trusts or a commingled pension trust maintained by you, and you have disclosed to the Issuer the names of such employee benefit plans whose assets in such separate account or accounts or pension trusts exceed 10% of the total assets or are expected to exceed 10% of the total assets of such account or accounts or trusts as of the date of such purchase and the Issuer has advised you in writing (and in making the representations set forth in this clause (3) you are relying on such advice) that the Issuer is not a party-in-interest nor are the Notes employer securities with respect to the particular employee benefit plan disclosed to the Issuer by you as aforesaid (for the purpose of this clause (3), all employee benefit plans maintained by the same employer or employee organization are deemed to be a single plan). As used in this Section 6(b), the terms "separate account," "party-in-interest," "employer securities," and "employee benefit plan" shall have the respective meanings assigned to them in ERISA.


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SECTION 7. PURCHASER'S CLOSING CONDITIONS.

        Your obligation to purchase and pay for the Notes on the initial Delivery Date is subject to performance of the conditions set forth in Section 4.01(b) of the Indenture and on each subsequent Delivery Date to performance of the conditions set forth in Section 4.01(c) of the Indenture.

SECTION 8. EXPENSES AND TAXES.

        Whether or not any Notes are sold, the Issuer will pay all reasonable fees and expenses relating to the Financing Documents, including but not limited to:

                (a) the cost of preparing and reproducing this Agreement, the Indenture, the Contribution Agreement, the Servicing Agreement, the Notes and all other documents executed in connection with the issuance of the Notes;

                (b) the cost of delivering to the Custody Account, insured to your satisfaction, the Notes purchased by you on each Delivery Date;

                (c) the fees, costs and other expenses of the Indenture Trustee under the Indenture including the reasonable fees and expenses of its counsel and any Servicing Fees incurred pursuant to the Servicing Agreement;

                (d) all recording and filing fees and taxes in connection with the recordation or filing and rerecordation or re-filing of the first priority perfected security interest in the Collateral and the publication of notices to protect the validity of the Indenture and other notices thereof, if necessary;

                (e) all reasonable expenses relating to any proposed or actual amendments, supplemental indentures, waivers or consents (whether or not consummated) pursuant to the provisions of the Indenture or any Transaction Document; and

                (f) all of your and the Indenture Trustee's fees and expenses (including reasonable fees and expenses of counsel) incurred in connection with the enforcement of the obligations of the Issuer under any Transaction Document.

        The obligations of the Issuer under this Section 8 shall survive the payment or prepayment of the Notes and the termination of the Transaction Document.

SECTION 9. FACILITY FEE.


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        T & W Leasing, Inc., an affiliate of the Issuer, shall pay to the
Purchaser the Facility Fee (as that term is defined in the Indenture).

SECTION 10. SUCCESSORS AND ASSIGNS.

        This Agreement shall be binding upon the Issuer and its successors and assigns and shall inure to your benefit and to the benefit of your successors and assigns, including each successive holder or holders of any Notes.

SECTION 11. SURVIVAL OF COVENANTS AND REPRESENTATIONS.

        All covenants, representations and warranties made by any party to any other party herein or in any certificate delivered pursuant hereto, whether or not in connection with a Delivery Date, shall be considered to have been relied upon by such other party and shall survive the issuance of the Notes and the delivery of this Agreement and shall survive until all of the Notes are paid in full.

SECTION 12. SEVERABILITY.

        Should any part of this Agreement for any reason be declared invalid, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in force and effect as if this Agreement had been executed with the invalid portion thereof eliminated and it is hereby declared the intention of the parties hereto that they would have executed the remaining portion of this Agreement without including therein any such part, parts or portion which may, for any reason, be hereafter declared invalid.

SECTION 13. COMMUNICATIONS AND NOTICES.

        All communications and notices provided for under the Notes, the Indenture or this Agreement shall be in writing and, if to you, delivered or mailed by registered or certified mail, postage prepaid, or by telephonic facsimile transmission and overnight delivery service, postage prepaid addressed to you at your address set forth on Schedule I attached hereto and made a part hereof or to such other address as you may designate to the Issuer in writing, and, if to the Issuer, delivered or mailed by registered or certified mail, postage prepaid, or by telephonic facsimile transmission and overnight delivery service, postage prepaid to the Issuer at 6416 16th Street East, Tacoma, Washington 98424, Attention: Michael A. Price, or to such other address as the Issuer may designate to you in writing.

SECTION 14. LAW GOVERNING.


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        THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

SECTION 15. COUNTERPARTS.

        This Agreement may be simultaneously executed in any number of counterparts, each of which when so executed and delivered shall be an original, but such counterparts together shall constitute but one and the same instrument.

SECTION 16. HEADINGS AND TABLE OF CONTENTS.

        The headings of the sections of this Agreement and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.


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        The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth.

                                             T & W FUNDING COMPANY IV, L.L.C.



                                             By /s/ MICHAEL A. PRICE
                                                --------------------
                                                 Its


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Accepted as of the first date written above.

                                             TLC INVESTMENT TRUST



                                             By /s/ [SIG]
                                                -----------------
                                                 Its


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T & W Leasing, Inc. hereby agrees to perform the obligations set forth in
Section 9 hereof.


                                             T & W LEASING, INC.



                                             By /s/ MICHAEL A. PRICE
                                                --------------------
                                                Name:
                                                Title:


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                                   SCHEDULE I
                          (TO NOTE PURCHASE AGREEMENT)

                                NAME AND ADDRESS
                                  OF PURCHASER


TLC INVESTMENT TRUST



Address:       c/o Bank America Trust & Banking Corporation
               (Cayman) Ltd.
               Fort Street Grand Cayman BWI
               Cayman Islands,
               British West Indies

Attention:
Fax:

Payments:

        All payments on or in respect of the Class A Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "T & W Funding Company IV, L.L.C. Lease-Backed Notes, Series 1995-1 (Issuable in Tranches)" to:




        for credit to:

               026008345
               in favor of TLC Investment Trust
               Account #2051-03285
        with telephone advice to:

               Julie Tyler, at 171-236-1050
               or
               Leonard Woo, at 212-309-1842



Notices

        All notices and communications to be addressed as first provided above with a copy to the Investment Manager at:

               The Industrial Bank of Japan, Ltd.
               New York Branch
               245 Park Avenue
               New York, NY  10167
               Attention:  Leonard Woo





Name in which Notes are to be issued:  TLC INVESTMENT TRUST

Tax ID #:  None


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                                                                      Exhibit A


                        T & W FUNDING COMPANY IV, L.L.C.

            LEASE-BACKED NOTES, SERIES 1995-I (Issuable in Tranches)

                  CERTIFICATE PURSUANT TO SECTION 4.01(b)(iv)
                                OF THE INDENTURE

        I, Michael A. Price, hereby certify that I am the President of T & W Funding Company IV, L.L.C. (the "Issuer"), I have read Section 4.01(b)(iv) of the Indenture dated as of July 1, 1995 (the "Indenture"), among the Issuer,
T & W Leasing, Inc., as Servicer (the "Servicer"), and Norwest Bank Minnesota, National Association, as Trustee and Backup Servicer, together with the definitions contained elsewhere in the Indenture relating to such Section, and further:

                (a) that the Issuer is not in Default under the Indenture or the Servicing Agreement and that the issuance of the Notes will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the Issuer's Certificate of Formation, Limited Liability Company Agreement or other organizational documents, as applicable, or any material indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer is a party or by which it is bound, or, to the best of my knowledge, any order of any court or administrative agency entered into any proceeding to which the Issuer is a party or by which it may be bound or to which it may be subject;

                (b) that all conditions precedent provided in the Indenture relating to the authentication and delivery of the Notes have been complied with; and

                (c) that the Issuer reasonably believes that neither an Event of Default nor a Trigger Event has occurred and is continuing or that such issuance will not, based on the facts known to this officer at the time of this certification, then or thereafter cause an Event of Default or a Trigger Event to occur with respect to any Tranche of Outstanding Notes.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Issuer, this 28th day of July, 1995.

                                        T & W FUNDING COMPANY IV, L.L.C.


                                        By        [SIG]
                                          ---------------------------------
                                          President